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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 22, 2001


                      BIOJECT MEDICAL TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)


        Oregon                       0-15360               93-1099680
(State or other jurisdiction of      (Commission           (IRS Employer
incorporation)                       File Number)          Identification No.)


7620 S.W. Bridgeport Road, Portland, OR                          97224
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:  (503) 639-7221



                                   No Change
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

       Attached to this Form 8-K as Exhibit 99.1 and incorporated into this Form 8-K by reference is the company's press release dated May 22, 2001 announcing its fiscal 2001 financial results.

Item 7.  Financial Statements and Exhibits

       (c)     Exhibits.
               --------

               99.1  Press release dated May 22, 2001.

                                       1
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:   May 22, 2001.

                                      BIOJECT MEDICAL TECHNOLOGIES, INC.



                                      By: /s/ Christine M. Farrell
                                         -------------------------
                                         Christine M. Farrell
                                         Controller and Secretary

                                       2
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                                 EXHIBIT INDEX

Exhibit   Description
-------   -----------

 99.1     Press release dated May 22, 2001.